Focused on Our Future 1Q 2024 Strategic & Financial Highlights Published April 25, 2024

Forward-Looking Statements 2 This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the potential liabilities, increased costs and unanticipated developments resulting from government investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement entered into July 21, 2021 with the U.S. Attorney’s Office for the Southern District of Ohio; the risks and uncertainties associated with government investigations and audits regarding Ohio House Bill 6, as passed by Ohio’s 133rd General Assembly (“HB 6”) and related matters, including potential adverse impacts on federal or state regulatory matters, including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation, and similar proceedings, particularly regarding HB 6 related matters, including risks associated with obtaining dismissal of the derivative shareholder lawsuits; changes in national and regional economic conditions, including recession, volatile interest rates, inflationary pressure, supply chain disruptions, higher fuel costs, and workforce impacts, affecting us and/or our customers and those vendors with which we do business; variations in weather, such as mild seasonal weather variations and severe weather conditions (including events caused, or exacerbated by climate changes, such as wildfires, hurricanes, flooding, droughts, high wind events and extreme heat events) and other natural disasters affecting future operating results and associated regulatory actions or outcomes in response to such conditions; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity, cyber security, and climate change; the risks associated with physical attacks, such as acts of war, terrorism, sabotage or other acts of violence, and cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to meet our goals relating to employee, environmental, social and corporate governance opportunities, improvements, and efficiencies, including our greenhouse gas (“GHG”) reduction goals; the ability to accomplish or realize anticipated benefits through establishing a culture of continuous improvement and our other strategic and financial goals, including, but not limited to, overcoming current uncertainties and challenges associated with the ongoing government investigations, executing Energize365, our transmission and distribution investment plan, executing on our rate filing strategy, controlling costs, improving credit metrics, maintaining investment grade ratings, and growing earnings, changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts may negatively impact our forecasted growth rate, results of operations, and may also cause us to make contributions to our pension sooner or in amounts that are larger than currently anticipated; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; changes to environmental laws and regulations, including but not limited to those related to climate change; changes in customers’ demand for power, including but not limited to, economic conditions, the impact of climate change, emerging technology, particularly with respect to electrification, energy storage and distributed sources of generation; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; future actions taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding factors such as economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; the potential of non-compliance with debt covenants in our credit facilities; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; human capital management challenges, including among other things, attracting and retaining appropriately trained and qualified employees and labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, including, but not limited to, the Inflation Reduction Act of 2022, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our Securities and Exchange Commission (“SEC”) filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s (a) Item 1A. Risk Factors, (b) Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) other factors discussed herein and in FirstEnergy's other filings with the SEC. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise. Strategic & Financial Highlights - Published April 25, 2024

Non-GAAP Financial Matters 3 Strategic & Financial Highlights - Published April 25, 2024 This presentation contains references to certain financial measures including Baseline O&M, Operating earnings (loss) and Operating earnings (loss) per share (“EPS”), including by segment and the impact of special items on the following measures: Total revenues, Total operating expenses, Total other expense, and Earnings (loss) attributable to FirstEnergy Corp. These are “non-GAAP financial measures” which are not calculated in accordance with U.S. Generally Accepted Accounting Principals, (“GAAP”). Management uses these non-GAAP financial measures to evaluate the Company’s and its segments’ performance and manage its operations, and frequently references these non-GAAP financial measures in its decision-making, using them to facilitate historical and ongoing performance comparisons. Management believes that the non-GAAP financial measures of Operating earnings (loss), Operating EPS, including by segment, and Baseline O&M, provide consistent and comparable measures of performance of its businesses on an ongoing basis. Management also believes that such measures are useful to shareholders and other interested parties to understand performance trends and evaluate the Company against its peer group by presenting period-over-period operating results without the effect of certain special items that may not be consistent or comparable across periods or across the Company’s peer group. These non-GAAP financial measures are intended to complement, and are not considered as alternatives to, the most directly comparable GAAP financial measures, which for Operating EPS is Continuing Operations EPS (GAAP), and for Baseline O&M is Other Operating Expenses, each as reconciled throughout the presentation. Also, the non-GAAP financial measures may not be comparable to similarly titled measures used by other entities. Special items represent charges incurred or benefits realized that management believes are not indicative of, or may obscure trends useful in evaluating the Company’s ongoing core activities and results of operations or otherwise warrant separate classification. Operating EPS is calculated by dividing Operating earnings (loss), which excludes special items, for the periods presented by the weighted average number of common shares outstanding in the respective period. Baseline O&M is calculated by excluding special items and other adjustments that are generally pass-through costs or recoverable under riders or other similar programs. A reconciliation of forward-looking non-GAAP measures, including 2024 Operating EPS, long-term annual Operating EPS growth projections and Baseline O&M forecasts, to the most directly comparable GAAP measures is not provided because comparable GAAP measures for such measures are not reasonably available without unreasonable efforts due to the inherent difficulty in forecasting and quantifying measures that would be necessary for such reconciliation. Specifically, management cannot, without unreasonable effort, predict the impact of these special items in the context of Operating EPS guidance, long-term annual Operating EPS growth rate projections and Baseline O&M forecasts because these items, which could be significant, are difficult to predict and may be highly variable. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. These special items are uncertain, depend on various factors and may have a material impact on our future GAAP results.

Focus of Today’s Call 4 Brian X. Tierney – President and Chief Executive Officer K. Jon Taylor – Senior Vice President, Chief Financial Officer ■ Delivered on 1Q financial objectives and on track to meet our goals ■ Closed on FET 30% sale for a significantly stronger balance sheet to fuel our growth ■ Continue building a strong regulatory track record and executing on our plan ■ Continue progressing on regulatory proceedings across our footprint ■ Strong execution across the company driving solid 1Q results in line with our plan, despite a mild winter ■ Pleased to achieve investment grade ratings at all three rating agencies Strategic & Financial Highlights - Published April 25, 2024

Financial Overview & Highlights

1Q 2024 vs 1Q 2023 Results


First Quarter
$0.44
$0.51
$0.53
1Q24 Guidance Midpoint
$0.55
$0.60
GAAP EPS
Operating EPS
2024
2023

2024 Operating Earnings Guidance

- Affirming 2024 Operating Earnings Guidance of $2.61-$2.81/sh[1]
- Providing 2Q24 Earnings Guidance of $0.50-$0.60/sh

Key Highlights

- Delivered 1Q24 Operating EPS of $0.55, +$0.02 above guidance midpoint
- Affirming 6-8%[1] long-term annual Operating EPS growth target
- Declared increased dividend (payable June 1) of $0.425 per share
- Announced John Combs as SVP, Shared Services and continue progress on executives to run our five business units
- Closed additional FET 30% interest sale; $2.3B cash proceeds deployed to improve balance sheet with final $1.2B expected by year-end
- Received Moody's and S&P upgrades of FE Corp.'s senior unsecured rating; investment grade at all three agencies
- Continued to demonstrate constructive regulatory outcomes in our jurisdictions

(1) The amount and timing of items impacting comparability makes a detailed reconciliation of forward-looking non-GAAP financial measures impracticable. Please see slide 3 for more information.

5 Strategic & Financial Highlights - Published April 25, 2024 FirstEnergy

Our Value Proposition

Strong Growth Outlook

6-8% long-term annual Operating EPS growth[1]

Energize365 T&D Investment Plan of $26B through 2024-2028

9% Average Annual Rate Base Growth 2024-2028

Significant infrastructure **investment opportunities** beyond plan horizon

Attractive Risk Profile

Targeted 14-15% FFO/Debt over plan horizon

No incremental equity needs expected through the planning period beyond Employee Benefit programs of up to ~$100M annually

Constructive regulatory frameworks with **75% of planned investment in formula rate programs**

Low-risk **diversified T&D asset mix with strong affordability position**

Compelling Total Shareholder Return

Attractive total shareholder return of 10-12%+ with potential for upside
(6-8% Operating EPS growth and 4%+ dividend yield)

Vastly improved earnings quality, driven by **core regulated business growth**

Committed to dividend growth in line with earnings growth, targeting **dividend payout ratio of 60-70%**

Our diversified asset mix, coupled with an improved balance sheet and a strong affordability position, provides the opportunity to significantly enhance the customer experience and provide solid risk-adjusted returns to our investors

[1] As measured year-over-year off prior midpoint guidance. The amount and timing of items impacting comparability makes a detailed reconciliation of forward-looking non-GAAP financial measures impracticable. Please see slide 3 for more information.

6

Strategic & Financial Highlights - Published April 25, 2024

FirstEnergy

Delivering Financial Results

1Q 2024 Earnings Summary – Driver View

Our focus on efficient operations and financial discipline allowed us to deliver operating results above the mid-point of 1Q Guidance

- Rates and investments associated with our Energize365 grid evolution program improved earnings by $0.09/sh vs. 1Q23
- Operational execution, including lower than planned operating expenses, helped to offset the impact of mild weather vs. normal
- Improvement in earnings quality as Signal Peak earnings declined in line with expectations

1Q24 GAAP EPS:
$0.44/sh (vs. $0.51/sh in 1Q23)

1Q24 Operating EPS:
$0.55/sh (vs. $0.60/sh in 1Q23)

Quarter-over-Quarter Operating EPS Walk



$0.60
Dx $0.33
Int $0.14
Tx $0.17
Corp ($0.04)
$0.09
New rates +$0.04
Dx riders +$0.02
Tx formula +$0.03
$0.01
Weather +$0.05
(-$0.07 vs normal)
Weather-adj sales -$0.04
($0.07)
Planned O&M -$0.05
Depreciation & general taxes -$0.02
($0.04)
($0.04)
Signal Peak -$0.05
($0.03 in 1Q24 vs. $0.08 in 1Q23)
$0.55
Dx $0.30
Int $0.15
Tx $0.18
Corp ($0.08)
1Q23 Operating EPS
Rates & Investments
Customer Demand
Operating Expenses
Financing Costs
All Other
1Q24 Operating EPS

Note: Reconciliations between GAAP Earnings and Operating (non-GAAP) earnings and detailed information is available in the Earnings Supplement section of the Strategic & Financial Highlights

7 Strategic & Financial Highlights - Published April 25, 2024

FirstEnergy

Delivering Financial Results 1Q 2024 Earnings Summary – Segment View Strategic & Financial Highlights - Published April 25, 20248 Note: Reconciliations between GAAP Earnings and Operating (non-GAAP) earnings and detailed information is available in the Earnings Supplement section of the Strategic & Financial Highlights Despite mild temperatures vs. normal, new rates, rate base growth, efficient operations, and financial discipline resulted in a strong start to 2024 Quarter-over-Quarter Operating EPS Walk Dx $0.33 Int $0.14 Tx $0.17 Corp($0.04) Dx $0.30 Int $0.15 Tx $0.18 Corp($0.08) • Distribution -$0.03: planned increase in operating expenses, partially offset by an impact of investment programs and lower rate credits in Ohio • Integrated +$0.01: implementation of base rates and rate base growth, partially offset by planned increases in operating expenses • Stand-Alone Transmission +$0.01: rate base growth • Corporate -$0.04: lower planned earnings contribution from Signal Peak and higher financing costs 1Q24 GAAP EPS: $0.44/sh (vs. $0.51/sh in 1Q23) 1Q24 Operating EPS: $0.55/sh (vs. $0.60/sh in 1Q23) Rates & Investments +$0.01 Operating Expenses -$0.03 All Other -$0.01 Rates & Investments +$0.06 Customer Demand +$0.01 Operating Expenses -$0.04 Financing Costs -$0.01 All Other -$0.01 Rates & Investments +$0.02 Financing Costs -$0.01 Financing Costs -$0.02 All Other -$0.02

Key Regulatory Initiatives

Overview of Key Proceedings

JCP&L Base Rate Case: Implementation of base rate case effective February 15, 2024, with rates effective for customers on June 1, 2024; $85M Rate adjustment, 9.6% Allowed ROE, 52% Equity ratio

IIP: Filed in November 2023 and updated in February 2024

WV Base Rate Case: Rates effective March 27, 2024; $105M Rate adjustment, 9.8% Allowed ROE, 49.6% Equity ratio

2023 ENEC case: Order allowed increase of $55M in ENEC rates effective March 27, 2024

PA Base Rate Case: Filed on April 2, 2024; requested $502M rate adjustment, 11.3% ROE, 53.8% Equity ratio

LTIIP: Plan to file in summer 2024

Grid Mod II: Filed settlement on April 12, 2024; 4-yr, $421M investment plan includes deployment of 1.4M smart meters

ESP V: Expect PUCO order by May 31, 2024

Base Rate Case: Plan to file in May 2024 for requested rate adjustment of <$100M and an overall rate impact of <5% of total revenues

Received constructive base rate outcomes in jurisdictions (NJ, WV, MD) representing 32%[1] of Rate Base

Outcomes consistent with plan and allow for solid regulated returns for our investors while keeping rates affordable for customers



WV, 11%
MD, 5%
FET, 27%
KATCo, 1%
OH, 16%
PA, 24%
NJ, 16%
Total 2023 Rate Base: $27B

PA and OH base rate cases represent 24% and 16% of Rate Base, respectively

Cases provide opportunities to update rate base, returns, and cost structure while keeping rates affordable for customers

See slides 20-21 for additional details by jurisdiction

(1) The rate base for NJ and MD includes transmission rate base which was not subject to rate base review

9 Strategic & Financial Highlights - Published April 25, 2024 FirstEnergy

1,185 1,660 1,365 90 Full Year 2024F Financial Updates 252 347 287 11 1Q24 218 261 245 11 1Q23 $735M YTD March 2023 Actual (Recast for new segments) $897M YTD March 2024 Actual (Reported in new segments) $4.3B Full Year Forecast (Reported in new segments) YTD spend 22% higher than 2023, with focus on grid mod, transmission, and infrastructure renewal investments ▪ Of the $3.5B in total proceeds, $2.3B was received at the end of March and was deployed immediately – consistent with our plan ▪ Expect to receive remaining $1.2B later this year – to be used to fund investments and liability management (depending on market conditions) On track to deploy $4.3B in investments in 2024 as part of our 5-year, $26B Energize365 program Investment Plan Summary FET 30% Interest Sale: Use of Proceeds FE Corp LTD (7.375% notes due 2031) $460M MP 4/15/24 Maturity $400M JCP&L 4/1/24 Maturity $500M Revolver paydown / Other $940M Sub-Total (Cash at close) $2.3B ME 4/15/25 Maturity (early redemption) $250M PN 4/15/25 Maturity (early redemption) $200M Revolver paydown / Liability mgmt / Other $750M Total $1.2B FE Corp. and all subsidiaries are now investment grade at all three rating agencies Strategic & Financial Highlights - Published April 25, 202410

Earnings Supplement to the Financial Community Strategic & Financial Highlights - Published April 25, 2024 12. 1Q Earnings Summary and Reconciliation 13. 1Q Earnings Drivers by Segment 14. Special Items Descriptions 15. 1Q 2024 Earnings Results 16. 1Q 2023 Earnings Results 17. Quarter-over-Quarter Earnings Comparison TABLE OF CONTENTS (Slide) Irene M. Prezelj Vice President, IR & Communications prezelji@firstenergycorp.com 330.384.3859 Gina E. Caskey Director, IR & Corporate Responsibility caskeyg@firstenergycorp.com 330.761.4185 Jake M. Mackin Manager, IR mackinj@firstenergycorp.com 330.384.4829 11 Other sections within Highlights include: • Quarterly Support (slides 18-25) • Appendix (slides 26-30)

1Q Earnings Summary and Reconciliation

Quarterly Summary

	1Q 2024	1Q 2023	Change
GAAP Earnings Per Basic Share	**$0.44**	**$0.51**	**$(0.07)**
Special Items	$0.11	$0.09	$0.02
Operating (Non-GAAP) Earnings Per Share	**$0.55**	**$0.60**	**$(0.05)**

Note: Refer to slide 3 for information on Non-GAAP Financial Matters.

Quarterly Reconciliation

EPS Variance Analysis (in millions, except per share amounts)	Distribution	Integrated	Stand-Alone Transmission	Corporate / Other	FirstEnergy Corp. Consolidated
1Q 2023 Earnings (Loss) Attributable to FirstEnergy Corp. - GAAP	**$186**	**$70**	**$96**	**$(60)**	**$292**
1Q 2023 Basic Earnings (Loss) Per Share - GAAP (avg. shares outstanding 572M)	**$0.32**	**$0.13**	**$0.17**	**$(0.11)**	**$0.51**
Special Items - 2023					
FE Forward cost to achieve	0.01	—	—	0.04	0.05
Investigation and other related costs	—	—	—	0.03	0.03
Regulatory charges	—	0.01	—	—	0.01
Total Special Items - 1Q 2023	0.01	0.01	—	0.07	0.09
1Q 2023 Operating Earnings (Loss) Per Share - Non-GAAP	**$0.33**	**$0.14**	**$0.17**	**$(0.04)**	**$0.60**
Rates & Investments	0.01	0.06	0.02	—	0.09
Customer Demand	—	0.01	—	—	0.01
Operating Expenses	(0.03)	(0.04)	—	—	(0.07)
Financing Costs	—	(0.01)	(0.01)	(0.02)	(0.04)
All Other	(0.01)	(0.01)	—	(0.02)	(0.04)
1Q 2024 Operating Earnings (Loss) Per Share - Non-GAAP	**$0.30**	**$0.15**	**$0.18**	**$(0.08)**	**$0.55**
Special Items - 2024					
FE Forward cost to achieve	(0.01)	—	—	—	(0.01)
Investigation and other related costs	—	—	—	(0.03)	(0.03)
Regulatory credits	—	0.01	—	—	0.01
Strategic transaction charges	—	(0.02)	(0.03)	(0.03)	(0.08)
Total Special Items - 1Q 2024	(0.01)	(0.01)	(0.03)	(0.06)	(0.11)
1Q 2024 Basic Earnings (Loss) Per Share - GAAP (avg. shares outstanding 574M)	**$0.29**	**$0.14**	**$0.15**	**$(0.14)**	**$0.44**
1Q 2024 Earnings (Loss) Attributable to FirstEnergy Corp. - GAAP	**$165**	**$82**	**$84**	**$(78)**	**$253**

Per share amounts for the special items and earnings drivers above and throughout this report are based on the after-tax effect of each item divided by the number of shares outstanding for the period. The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rates range from 21% to 29% in the first quarter of 2024 and 2023.

12 Strategic & Financial Highlights - Published April 25, 2024

FirstEnergy

1Q Earnings Drivers by Segment

Descriptions: 1Q 2024 vs. 1Q 2023

	Distribution	Integrated	Stand-Alone Transmission	Corp / Other
Rates & Investments +$0.09	$0.01: Formula Dx investment programs and lower OH rate credit	$0.06: Implementation of base rate cases, formula Dx and Tx investment programs	$0.02: Formula Tx investment programs	-
Customer Demand +$0.01	$0.00: Favorable weather vs. 2023 (+$0.03), offset by lower weather-adjusted sales ($0.03)	$0.01: Favorable weather vs. 2023 (+$0.02), partially offset by lower weather-adjusted sales ($0.01)	-	-
Operating Expenses ($0.07)	($0.03): Higher planned vegetation management expense	($0.04): Higher non-deferred storm costs, depreciation and general taxes	-	-
Financing Costs[1] ($0.04)	-	($0.01): Higher long-term debt from new issuances as well as higher short-term borrowings and interest rates	($0.01): Higher short-term borrowings and interest rates	($0.02): Higher debt from convertible debt issuance in May 2023 and short-term borrowings
All Other ($0.04)	($0.01): No material variance	($0.01): No material variance	-	($0.02): Lower Signal Peak earnings, partially offset by higher discrete income tax benefits
Total ($0.05)	**$(0.03)**	**$0.01**	**$0.01**	**$(0.04)**

[1] Includes the net impact of interest expense, capitalized financing costs, and interest income (which is included within "miscellaneous income, net").

13 Strategic & Financial Highlights - Published April 25, 2024

FirstEnergy

▪ Debt-related costs: Primarily reflects costs associated with the redemption and early retirement of debt. ▪ Enhanced employee retirement and other related costs: Primarily reflects transition and benefit costs associated with the Company's voluntary retirement program and involuntary separations. ▪ Exit of generation: Primarily reflects charges or credits resulting from the exit of competitive operations. ▪ FE Forward cost to achieve: Primarily reflects the termination charge associated with exiting certain sporting sponsorship agreements and certain advisory and other costs incurred to transform FirstEnergy Corp. for the future. ▪ Investigation and other related costs: Primarily reflects the litigation settlements and reserves, and legal and advisory expenses related to the government investigations. ▪ Mark-to-market adjustments - Pension/OPEB actuarial assumptions: Reflects the change in fair value of plan assets and net actuarial gains and losses associated with the Company's pension and other post-employment benefit plans. ▪ Regulatory charges (credits): Primarily reflects the impact of regulatory agreements, proceedings, audits, concessions or orders requiring certain commitments, refunds, and/or disallowing the recoverability of costs, net of related credits. ▪ State tax legislative changes: Primarily reflects charges resulting from state tax legislative changes. ▪ Strategic transaction charges: Primarily reflects the net tax charges and related updates associated with the FET interest sales and consolidation of the Pennsylvania Companies. Note: Special items represent charges incurred or benefits realized that management believes are not indicative of, or may obscure trends useful in evaluating, the Company’s ongoing core activities and results of operations or otherwise warrant separate classification. Special items are not necessarily non-recurring. Special Items Descriptions Strategic & Financial Highlights - Published April 25, 202414

YTD March 2024 (in millions, except for per share amounts) GAAP Special Items Operating (Non-GAAP) Dx Int Tx Corp FE Dx Int Tx Corp FE Dx Int Tx Corp FE (1) Electric sales $ 1,725 $ 1,082 $ 434 $ 3 $ 3,244 $ — $ — $ — $ — $ — $ 1,725 $ 1,082 $ 434 $ 3 $ 3,244 (2) Other 42 13 4 (16) 43 — — — — — 42 13 4 (16) 43 (3) Total Revenues 1,767 1,095 438 (13) 3,287 — — — — — 1,767 1,095 438 (13) 3,287 (4) Fuel — 105 — — 105 — — — — — — 105 — — 105 (5) Purchased power 642 389 — 5 1,036 — — — — — 642 389 — 5 1,036 (6) Other operating expenses 587 354 76 (11) 1,006 (4) (a) (54) (a)(c) — (22) (b) (80) 583 300 76 (33) 926 (7) Provision for depreciation 161 122 81 17 381 (1) (a) — — — (1) 160 122 81 17 380 (8) Amortization (deferral) of regulatory assets, net (88) (78) 2 — (164) — 61 (c) — — 61 (88) (17) 2 — (103) (9) General taxes 192 38 69 12 311 — — — — — 192 38 69 12 311 (10) Total Operating Expenses 1,494 930 228 23 2,675 (5) 7 — (22) (20) 1,489 937 228 1 2,655 (11) Equity method investment earnings — — — 21 21 — — — — — — — — 21 21 (12) Miscellaneous income, net 44 12 — (12) 44 — — — — — 44 12 — (12) 44 (13) Interest expense (116) (71) (65) (53) (305) — — — — — (116) (71) (65) (53) (305) (14) Capitalized financing costs 5 11 13 1 30 — — — — — 5 11 13 1 30 (15) Total Other Expense (67) (48) (52) (43) (210) — — — — — (67) (48) (52) (43) (210) (16) Income taxes (benefits) 41 35 60 (1) 135 1 (a) (9) (a)(c)(d) (24) (d) (15) (b)(d) (47) 42 26 36 (16) 88 (17) Income attributable to noncontrolling interest — — 14 — 14 — — 5 (d) — 5 — — 19 — 19 (18) Earnings (Loss) Attributable to FirstEnergy Corp. $ 165 $ 82 $ 84 $ (78) $ 253 $ 4 $ 2 $ 19 $ 37 $ 62 $ 169 $ 84 $ 103 $ (41) $ 315 (19) Average Shares Outstanding 574 574 574 (20) Earnings (Loss) per Share $ 0.29 $ 0.14 $ 0.15 $ (0.14) $ 0.44 $ 0.01 $ 0.01 $ 0.03 $ 0.06 $ 0.11 $ 0.30 $ 0.15 $ 0.18 $ (0.08) $ 0.55 Special Items (after-tax impact): (a) FE Forward cost to achieve $ 4 $ 1 $ — $ — $ 5 (b) Investigation and other related costs — — — 17 17 (c) Regulatory credits — (7) — — (7) (d) Strategic transaction charges — 8 19 20 47 Impact to Earnings $ 4 $ 2 $ 19 $ 37 $ 62 1Q 2024 Earnings Results Strategic & Financial Highlights - Published April 25, 202415

1Q 2023 Earnings Results

YTD March 2023

GAAP (in millions, except for per share amounts)

		Dx	Int	Tx	Corp	FE
(1)	Electric sales	$ 1,779	$ 1,012	$ 396	$ 2	$ 3,189
(2)	Other	38	16	4	(16)	42
(3)	Total Revenues	1,817	1,028	400	(14)	3,231
(4)	Fuel	—	133	—	—	133
(5)	Purchased power	717	402	—	5	1,124
(6)	Other operating expenses	503	260	71	12	846
(7)	Provision for depreciation	153	113	75	20	361
(8)	Amortization (deferral) of regulatory assets, net	(41)	(40)	1	—	(80)
(9)	General taxes	188	34	63	11	296
(10)	Total Operating Expenses	1,520	902	210	48	2,680
(11)	Equity method investment earnings	—	—	—	56	56
(12)	Miscellaneous income, net	22	16	6	(9)	35
(13)	Interest expense	(94)	(59)	(58)	(52)	(263)
(14)	Capitalized financing costs	5	7	9	—	21
(15)	Total Other Expense	(67)	(36)	(43)	(5)	(151)
(16)	Income taxes (benefits)	44	20	33	(7)	90
(17)	Income attributable to noncontrolling interest	—	—	18	—	18
(18)	Earnings (Loss) Attributable to FirstEnergy Corp.	$ 186	$ 70	$ 96	$ (60)	$ 292
(19)	Average Shares Outstanding			572		
(20)	Earnings (Loss) per Share	$ 0.32	$ 0.13	$ 0.17	$ (0.11)	$ 0.51

Special Items

	Dx	Int	Tx	Corp	FE
(1)	$ —	$ 6 (d)	$ 1 (d)	$ —	$ 7
(2)	—	—	—	—	—
(3)	—	6	1	—	7
(4)	—	—	—	—	—
(5)	—	—	—	—	—
(6)	(5) (b)	(3) (b)(d)	(1) (d)	(46) (a-c)	(55)
(7)	(1) (b)	—	—	—	(1)
(8)	—	—	—	—	—
(9)	—	—	—	—	—
(10)	(6)	(3)	(1)	(46)	(56)
(11)	—	—	—	—	—
(12)	—	—	—	—	—
(13)	—	—	—	—	—
(14)	—	—	—	—	—
(15)	—	—	—	—	—
(16)	1 (b)(e)	1 (b)(d)	1 (d)	10 (a-c)	13
(17)	—	—	—	—	—
(18)	$ 5	$ 8	$ 1	$ 36	$ 50
(19)			572		
(20)	$ 0.01	$ 0.01	$ —	$ 0.07	$ 0.09

Operating (Non-GAAP)

	Dx	Int	Tx	Corp	FE
(3)	1,817	1,034	401	(14)	3,238
(10)	1,514	899	209	2	2,624
(15)	(67)	(36)	(43)	(5)	(151)
(18)	$ 191	$ 78	$ 97	$ (24)	$ 342
(19)			572		
(20)	$ 0.33	$ 0.14	$ 0.17	$ (0.04)	$ 0.60

Special Items (after-tax impact):

	Dx	Int	Tx	Corp	FE
(a) Exit of generation	$ —	$ —	$ —	$ 1	$ 1
(b) FE Forward cost to achieve	4	2	—	22	28
(c) Investigation and other related costs	—	—	—	13	13
(d) Regulatory charges	—	6	1	—	7
(e) State tax legislative change	1	—	—	—	1
Impact to Earnings	$ 5	$ 8	$ 1	$ 36	$ 50

16 Strategic & Financial Highlights - Published April 25, 2024

FirstEnergy

Quarter-over-Quarter Earnings Comparison

YTD March 2024 vs YTD March 2023

	(in millions, except for per share amounts)	GAAP					Special Items					Operating (Non-GAAP)				
		Dx	Int	Tx	Corp	FE	Dx	Int	Tx	Corp	FE	Dx	Int	Tx	Corp	FE
(1)	Electric sales	$ (54)	$ 70	$ 38	$ 1	$ 55	$ —	$ (6)	$ (1)	$ —	$ (1)					
(2)	Other	4	(3)	—	—	1	—	—	—	—	—					
(3)	Total Revenues	(50)	67	38	1	56	—	(6)	(1)	—	(1)	(50)	61	37	1	55
(4)	Fuel	—	(28)	—	—	(28)	—	—	—	—	—					
(5)	Purchased power	(75)	(13)	—	—	(88)	—	—	—	—	—					
(6)	Other operating expenses	84	94	5	(23)	160	1	(51)	1	24	26					
(7)	Provision for depreciation	8	9	6	(3)	20	—	—	—	—	—					
(8)	Amortization (deferral) of regulatory assets, net	(47)	(38)	1	—	(84)	—	61	—	—	—					
(9)	General taxes	4	4	6	1	15	—	—	—	—	—					
(10)	Total Operating Expenses	(26)	28	18	(25)	(5)	1	10	1	24	26	(25)	38	19	(1)	21
(11)	Equity method investment earnings	—	—	—	(35)	(35)	—	—	—	—	—					
(12)	Miscellaneous income, net	22	(4)	(6)	(3)	9	—	—	—	—	—					
(13)	Interest expense	(22)	(12)	(7)	(1)	(42)	—	—	—	—	—					
(14)	Capitalized financing costs	—	4	4	1	9	—	—	—	—	—					
(15)	Total Other Expense	—	(12)	(9)	(38)	(59)	—	—	—	—	—	—	(12)	(9)	(38)	(59)
(16)	Income taxes (benefits)	(3)	15	27	6	45	—	(10)	(25)	(25)	(50)					
(17)	Income attributable to noncontrolling interest	—	—	(4)	—	(4)	—	—	5	—	5					
(18)	Earnings (Loss) Attributable to FirstEnergy Corp.	$ (21)	$ 12	$ (12)	$ (18)	$ (39)	$ (1)	$ (6)	$ 18	$ 1	$ 18	$ (22)	$ 6	$ 6	$ (17)	$ (21)
(19)	Average Shares Outstanding			2					2					2		
(20)	Earnings (Loss) per Share	$ (0.03)	$ 0.01	$ (0.02)	$ (0.03)	$ (0.07)	$ —	$ —	$ 0.03	$ (0.01)	$ 0.02	$ (0.03)	$ 0.01	$ 0.01	$ (0.04)	$ (0.05)

17

Strategic & Financial Highlights - Published April 25, 2024

FirstEnergy

Quarterly Support Strategic & Financial Highlights - Published April 25, 2024 Strategic & Regulatory 19. Regulatory Calendar 20. Earned ROE Summary 21. Earnings ROE Detail by Jurisdiction TABLE OF CONTENTS (Slide) 18 Quarterly Support 22. TTM Actual Sales by Class 23. TTM Weather-Adjusted Sales 24. TTM Weather Impacts 25. Credit Ratings Summary

Regulatory Calendar

Select Proceedings

Jurisdiction	Regulatory Matter	Key Dates
Ohio	• Base Rate Case • Grid Mod II • Electric Security Plan (ESP V) • HB6 Related Investigations	• Plan to file 5/31/24 • Settlement agreement filed 4/12/24; hearings scheduled for 6/5/24 • Expect PUCO order by 5/31/24 • Effective 2/26/24, PUCO lifted stay; Review of Political and Charitable Spending (audit report due 8/28/24)
Pennsylvania	• Base Rate Case • Long-Term Infrastructure Improvement Plan (LTIIP III) • Approval of FET 30% Interest Sale • Legal Entity Consolidation	• Filed on 4/2/24; expect rates to be effective in January 2025 • Plan to file in summer 2024 • Received PAPUC approval of settlement agreement on 3/14/24; completed sale on 3/25/24 • Completed on 1/1/24
New Jersey	• Distribution Base Rate Case Filing • Infrastructure Investment Program (EnergizeNJ) • Energy Efficiency Triennial Plan Filing • Management Audit	• Received BPU approval of settlement agreement on 2/14/24; implementation of base rate case effective 2/15/24 with rates effective for customers on 6/1/24 • Submitted amended filing on 2/27/24; Discovery underway; No procedural schedule issued yet • Filed 12/1/23; Now in settlement discussions; Procedural Schedule issued 4/12/24; Evidentiary hearings scheduled 8/19/24 - 8/20/24 • Final report released on 4/12/23; Comments filed on 7/31/23
West Virginia	• Base Rate Case (Dx+Tx+Gx) • Solar Generation Projects Proceeding • Depreciation Rate Filing • Annual ENEC Filing (2023)	• Received WVPSC approval of settlement agreement on 3/26/24; rates effective 3/27/24 • Received WVPSC approval of first 30 MW on 8/23/23, surcharge effective 1/1/24; approval pending on additional 20 MW • Received WVPSC approval of settlement with rates effective 3/27/24 • Received WVPSC approval of settlement with rates effective 3/27/24 to increase ENEC rates, with deferred amounts to be recovered in 2025-2026
Maryland	• Energy Efficiency Plan (EmPOWER) • Electric School Bus Pilot • EV Phase II	• Received MDPSC approval on 2/21/24 to recover costs in 2024 and directed PE to analyze alternative amortization method for possible use in later years • Filed 1/17/24 • Filed 3/1/24
FERC	• FERC Rulemaking and Proceedings Re: Tx Planning • Approval of FET 30% Interest Sale • PA Legal Entity Consolidation	• Pending before FERC • Received FERC approval on 8/14/23; completed sale on 3/25/24 • Completed 1/1/24

19 Strategic & Financial Highlights - Published April 25, 2024

FirstEnergy

Earned ROE Summary

TTM 3/31/2024 (see slide 21 for details by jurisdiction)



Distribution
Integrated
Stand-Alone Transmission
10%
5%
0%
Earned ROE
(Weighted Avg)
As filed in pending rate case
7.7%
2.5%
5.8%
6.3%
7.7%
10.7%
10.45%

	OH	PA[1]	NJ[2]	WV[2]	MD[2]	FET TransCos[3]	KATCo
Rate Base	$4.3B	$7.2B	$4.2B	$3.6B	$0.8B	$7.9B	$0.5B
FE EPS Sensitivity Annual ROE (+/- 100 bps)	~$0.04	~$0.06	~$0.04	~$0.03	~$0.01	~$0.04	<$0.01
% of Total 2023 Rate Base	16%	24%	16%	11%	5%	27%	1%

Commentary on recent/upcoming base rate cases

- OH: Plan to file base rate case in May 2024
- PA: Filed base rate case on 4/2/24; requested rate adjustment of $502M based on 2025F test year
  - Includes proposed operating expenses requested to be recovered in rates
- NJ: Implementation of base rate case effective 2/15/24 includes annual rate adjustment of $85M
- WV: Implementation of base rate case effective 3/27/24 includes annual rate adjustment of $105M
- MD: Implementation of base case effective 10/19/23 includes annual rate adjustment of $29M

(1) ROE and rate base represent the filed position by the Company in its pending rate case
(2) NJ and MD include distribution and transmission. WV includes distribution, transmission, and generation.
(3) Includes weighted average ROE of ATSI, MAIT, and TrAILCo and excludes impact of FET, LLC Hold Co debt

Note: Numbers may not foot due to rounding

20 Strategic & Financial Highlights - Published April 25, 2024

FirstEnergy

Earned ROE Detail by Jurisdiction

TTM 3/31/2024

			Test Year	Allowed ROE	Earned ROE	Rate Base[(1)]	Equity %[(2)]	Notes & Key Regulatory Adjustments[(3)]
Distribution	OH	Dx	Feb. 2008	10.5%	7.7%	$4.3B	49%	• Rider DCR revenue equal to the allowed revenue cap • Includes pension/OPEB service costs only; excludes amortization of actuarial losses and other non-service credits • Excludes associated inter-company revenues and other income
	PA	Dx	2025 (proj.)	11.3% (filed)	2.5% (filed)	$7.2B (filed)	54% (filed)	• See Regulatory Corner for key filing parameters and adjustments
Integrated	NJ	Dx	June 2023	9.6%	4.3%	$3.1B	52%	• Includes total pension expense (credit) including use of delayed recognition method for pension/OPEB actuarial losses. Adjustment made to include amortization of actuarial losses under delayed recognition method that were recognized in prior periods. • Excludes non-T&D earnings
		Tx	Formula	10.20%	10.20%	$1.1B	51%	
	WV	Dx, Tx, Gx	Dec 2022	9.8%	6.3%	$3.6B	46%	• Separation study uses various allocation methods to separate PE into WV, MD, and VA • Includes total pension expense (credit) including use of delayed recognition method for pension/OPEB actuarial losses. Adjustment made to include amortization of actuarial losses under delayed recognition method that were recognized in prior periods. • Excludes impact of AGC (Bath) and the securitized Ft. Martin scrubbers
	MD	Dx	Dec 2022	9.5%	7.3%	$0.7B	50%	• Separation study uses various allocation methods to separate PE into WV, MD, and VA • Includes total pension expense (credit) including use of delayed recognition method for pension/OPEB actuarial losses. Adjustment made to include amortization of actuarial losses under delayed recognition method that were recognized in prior periods. • Excludes EmPOWER and non-T&D earnings
		Tx[(4)]	Formula	10.45%	10.45%	$0.1B	50%	
Stand-Alone Transmission	FET	ATSI	Formula	10.38%	10.38%	$4.1B	60%	
		MAIT	Formula	10.30%	10.30%	$2.4B	60%	
		TrAIL	Formula	11.70%	11.70%	$1.4B	60%	
	KATCo	Tx	Formula	10.45%	10.45%	$0.5B	51%	

(1) For distribution assets, represents rate base at the end of the quarter (unless otherwise noted). For FERC-regulated transmission assets, represents projected average rate base from latest Projected Transmission Revenue Requirement (PTRR) filings.
(2) Calculated using allowed capital structure for OH, filed for PA, actual for WV & MD, and actual for NJ (adjusted for Goodwill)
(3) Actual revenue, not weather normalized; Income taxes calculated using statutory rates or consistent with practice used in base rate case filing
(4) Includes PE-VA transmission assets

21 Strategic & Financial Highlights - Published April 25, 2024

FirstEnergy

Actual Sales by Class Percent change vs. prior year 22 -10.8% -3.5% -4.9% 1.0% -4.3% -6.4% -1.2% -1.1% -0.2% -2.2% 1.3% 0.0% 2.0% 3.1% 1.6% -4.9% -1.7% -1.3% 1.5% -1.6% 2Q23 3Q23 4Q23 1Q24 TTM Residential Commercial Industrial Total Commercial includes street lighting Numbers may not add due to rounding (MWh in thousands) 2Q22 2Q23 3Q22 3Q23 4Q22 4Q23 1Q23 1Q24 TTM 1Q23 TTM 1Q24 Residential 12,146 10,835 15,500 14,954 13,135 12,486 13,941 14,087 54,723 52,363 Commercial 8,715 8,161 9,662 9,541 8,649 8,557 8,632 8,614 35,658 34,873 Industrial 13,711 13,885 14,274 14,275 13,601 13,870 13,511 13,925 55,097 55,955 Total 34,573 32,881 39,436 38,771 35,385 34,912 36,084 36,626 145,478 143,191 Strategic & Financial Highlights - Published April 25, 2024

Actual Weather-Adjusted Sales by Class Percent change vs. prior year Strategic & Financial Highlights - Published April 25, 202423 -2.4% 2.3% -0.4% -3.5% -1.0% -3.1% 1.2% 2.0% -4.6% -1.2% 1.3% 0.0% 2.0% 3.1% 1.6% -1.1% 1.2% 1.1% -1.5% -0.1% Residential Commercial Industrial Total 2Q23 3Q23 4Q23 1Q24 TTM Commercial includes street lighting Numbers may not add due to rounding (MWh in thousands) 2Q22 2Q23 3Q22 3Q23 4Q22 4Q23 1Q23 1Q24 TTM 1Q23 TTM 1Q24 Residential 11,796 11,511 14,945 15,293 13,170 13,122 15,982 15,428 55,893 55,355 Commercial 8,627 8,362 9,514 9,629 8,617 8,786 9,403 8,968 36,161 35,744 Industrial 13,711 13,885 14,274 14,275 13,601 13,870 13,511 13,925 55,097 55,955 Total 34,134 33,758 38,733 39,198 35,388 35,778 38,896 38,321 147,151 147,054

Weather Impacts 24 1Q Weather vs. Normal: -$0.07 Weather vs. 1Q23: $0.05 KWh 0 100 200 300 400 500 1,400 1,150 900 650 400 150 Jan-23 Feb-23 Mar-23 Apr-23 May-23 Jun-23 Jul-23 Aug-23 Sep-23 Oct-23 Nov-23 Dec-23 Jan-24 Feb-24 Mar-24 HDD Actual CDD Actual HDD Normal CDD Normal Strategic & Financial Highlights - Published April 25, 2024 Days % Days % Days % Days % Days % Days % HDD vs Normal (402) -13% (450) -16% (361) -15% (313) -12% (374) -15% (398) -14% HDD vs 1Q23 135 6% 5 0% 176 9% 264 14% 106 5% 114 5% TotalOH PA NJ WV MD 1Q24

Credit Ratings

As of April 23, 2024

	Issuer/Corporate Family			Senior Secured			Senior Unsecured			Outlook/Watch		
	S&P	Moody's	Fitch	S&P	Moody's	Fitch	S&P	Moody's	Fitch	S&P	Moody's	Fitch
FirstEnergy Corp.*	BBB	Baa3	BBB-				BBB-	Baa3	BBB-	P	S	S
Distribution Segment												
Cleveland Electric Illuminating	BBB	Baa3	BBB	A-	Baa1	A-	BBB	Baa3	BBB+	P	S	S
Ohio Edison	BBB+	A3	BBB	A	A1	A-	BBB+	A3	BBB+	P	S	S
Toledo Edison	BBB+	Baa2	BBB	A	A3	A-				P	S	S
FirstEnergy Pennsylvania Electric Co.	BBB+	A3	BBB	A	A1	A-	BBB+	A3	BBB+	P	S	S
Integrated Segment												
Jersey Central Power & Light	BBB	A3	BBB				BBB	A3	BBB+	P	S	S
Monongahela Power	BBB	Baa2	BBB	A-	A3	A-	BBB	Baa2		S	S	S
Allegheny Generating Co.	BBB-	Baa2	BBB							S	S	S
Potomac Edison	BBB	Baa2	BBB	A-	A3	A-				S	S	S
Stand-Alone Transmission Segment												
FirstEnergy Transmission*	BBB	Baa2	BBB-				BBB-	Baa2	BBB-	P	S	S
American Transmission Systems Inc.	BBB+	A3	BBB				BBB+	A3	BBB+	P	S	S
Mid-Atlantic Interstate Transmission	BBB+	A3	BBB				BBB+	A3	BBB+	P	S	S
Trans-Allegheny Interstate Line Co.	BBB+	A3	BBB				BBB+	A3	BBB+	P	S	S
Keystone Appalachian Transmission Co.		A3	BBB								S	S

* Holding company

Ratings are not recommendations to buy, sell, or hold securities. Ratings are subject to change or withdrawal at any time by the credit rating agencies.

S = Stable
P = Positive
N = Negative

Most Recent Ratings Actions

- On April 23, 2024, S&P **upgraded FE Corp.'s ratings** and maintained positive outlook
  - S&P also upgraded ratings of OE, TE, FEPA, AGC, FET, ATSI, MAIT, and TrAILCo
- **On March 28, 2024, Moody's upgraded FE Corp.'s ratings to** Baa3 from Ba1

FE Corp. and all subsidiaries are investment grade at all three rating agencies

25 Strategic & Financial Highlights - Published April 25, 2024

FirstEnergy

Appendix Strategic & Financial Highlights - Published April 25, 2024 27. 2023 Operating EPS by Quarter: Segment View 28. 2023 GAAP to Operating (Non-GAAP) Earnings Reconciliation 29. 2023 Quarterly GAAP to Operating (Non-GAAP) Earnings Reconciliation 30. 2023 GAAP to Operating (Non-GAAP) Baseline O&M Reconciliation TABLE OF CONTENTS (Slide) 26

2023 Operating EPS by Quarter: Segment View

As of year-end 12/31/2023

RD — $1.60 *(~62%)*
- OH
- PA
- NJ
- WV/MD

RT — $0.91 *(~36%)*
- JCP&L
- MP/PE
- FET (ATSI, MAIT, TRAIL)
- WP (KATCo)

Corp — $0.05 *(~2%)*
- Primarily includes: FE Corp. HoldCo debt and Signal Peak

2023A $2.56

As of 1/1/2024

Segment	EPS	Operating	GAAP
Distribution (Dx only): OH (OE, CE, TE), PA (FEPA)	$1.20 *~47%*	1Q: $0.33 2Q: $0.24 3Q: $0.37 4Q: $0.26 FY: $1.20	1Q: $0.32 2Q: $0.26 3Q: $0.31 4Q: $0.14 FY: $1.02
Integrated (Tx, Dx, & Gx): NJ (JCP&L), WV/MD (MP, PE)	$0.67 *~26%*	1Q: $0.14 2Q: $0.12 3Q: $0.28 4Q: $0.13 FY: $0.67	1Q: $0.13 2Q: $0.13 3Q: $0.25 4Q: $0.02 FY: $0.52
Stand-Alone Transmission (Tx only): FET (ATSI, MAIT, TRAIL), KATCo	$0.70 *~27%*	1Q: $0.17 2Q: $0.18 3Q: $0.17 4Q: $0.17 FY: $0.70	1Q: $0.17 2Q: $0.18 3Q: $0.17 4Q: $0.17 FY: $0.70
Corp: Primarily includes: FE Corp. HoldCo debt and Signal Peak	($0.01) *~(0%)*	1Q: ($0.04) 2Q: ($0.07) 3Q: $0.06 4Q: $0.06 FY: ($0.01)	1Q: ($0.11) 2Q: ($0.16) 3Q: $0.01 4Q: ($0.03) FY: ($0.28)

2023A $2.56

Note: EPS amounts do not foot due to EPS rounding

27 Strategic & Financial Highlights - Published April 25, 2024

FirstEnergy

2023 GAAP to Operating (Non-GAAP) Earnings[1] Reconciliation

(In $M, except per share amounts)	2023A				
	Distribution	Integrated	Stand-Alone Transmission	Corporate/ Other	FirstEnergy Consolidated
2023 Earnings (Loss) Attributable to FE Corp. from Continuing Operations (GAAP)	**$587**	**$300**	**$399**	**($163)**	**$1,123**
2023 Earnings (Loss) Per Share from Continuing Operations (573M shares)	**$1.02**	**$0.52**	**$0.70**	**($0.28)**	**$1.96**
Excluding Special Items:					
Debt-related costs	-	-	-	$0.05	$0.05
Enhanced employee retirement and other related costs	$0.07	$0.06	-	-	$0.13
Exit of generation	-	-	-	$0.02	$0.02
FE Forward cost to achieve	$0.04	$0.01	-	$0.04	$0.09
Investigation and other related costs	-	-	-	$0.10	$0.10
Mark-to-market adjustments - Pension/OPEB actuarial assumptions	$0.04	$0.06	-	($0.05)	$0.05
Regulatory charges	$0.03	$0.02	-	-	$0.05
Strategic transaction charges	-	-	-	$0.11	$0.11
Total Special Items	**$0.18**	**$0.15**	-	**$0.27**	**$0.60**
2023 Operating Earnings (Loss) per share – Non-GAAP (573M shares)	**$1.20**	**$0.67**	**$0.70**	**($0.01)**	**$2.56**

[1] Operating earnings exclude special items as described in the reconciliation table above and is a non-GAAP financial measure.

Per share amounts for the special items above are based on the after-tax effect of each item divided by the number of shares outstanding for the period. The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rates range from 21% to 29%.

28 Strategic & Financial Highlights - Published April 25, 2024

FirstEnergy

2023 Quarterly GAAP to Operating (Non-GAAP) Earnings[1] Reconciliation

(In $M, except per share amounts)	Distribution	Integrated	Stand-Alone Transmission	Corporate/ Other	FirstEnergy Consolidated
1Q 2023 Earnings (Loss) Per Share (572M shares) (GAAP)	**$0.32**	**$0.13**	**$0.17**	**($0.11)**	**$0.51**
1Q 2023 Total Special Items	$0.01	$0.01	-	$0.07	$0.09
1Q 2023 Operating Earnings (Loss) per share – Non-GAAP (572M shares)	**$0.33**	**$0.14**	**$0.17**	**($0.04)**	**$0.60**
2Q 2023 Earnings (Loss) Per Share (573M shares) (GAAP)	**$0.26**	**$0.13**	**$0.18**	**($0.16)**	**$0.41**
2Q 2023 Total Special Items	($0.02)	($0.01)	-	$0.09	$0.06
2Q 2023 Operating Earnings (Loss) per share – Non-GAAP (573M shares)	**$0.24**	**$0.12**	**$0.18**	**($0.07)**	**$0.47**
3Q 2023 Earnings (Loss) Per Share from Continuing Operations (573M shares) (GAAP)	**$0.31**	**$0.25**	**$0.17**	**$0.01**	**$0.74**
3Q 2023 Total Special Items	$0.06	$0.03	-	$0.05	$0.14
3Q 2023 Operating Earnings (Loss) from Continuing Operations per share – Non-GAAP (573M shares)	**$0.37**	**$0.28**	**$0.17**	**$0.06**	**$0.88**
4Q 2023 Earnings (Loss) Per Share (574M shares) (GAAP)	**$0.14**	**$0.02**	**$0.17**	**($0.03)**	**$0.30**
4Q 2023 Total Special Items	$0.12	$0.11	-	$0.09	$0.32
4Q 2023 Operating Earnings (Loss) per share – Non-GAAP (574M shares)	**$0.26**	**$0.13**	**$0.17**	**$0.06**	**$0.62**

Note: EPS amounts do not foot due to EPS rounding

[1] Operating earnings exclude special items as described in the reconciliation table above and is a non-GAAP financial measure.

Per share amounts for the special items above are based on the after-tax effect of each item divided by the number of shares outstanding for the period. The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rates range from 21% to 29%.

29 Strategic & Financial Highlights - Published April 25, 2024

FirstEnergy

30 (1) As reported in the Consolidated Statement of Income (2) Refer to slide 14 for information on special items (3) Primarily represents PJM Network Transmission Expense and ancillary charges such as Transmission Enhancement (4) Primarily represents the rider/program recoverable and deferred O&M within the Distribution, Integrated, and Stand-Alone Transmission segments 2023A (In $M) FE Consolidated Other Operating Expenses (GAAP) (1) $3,594 Excluding Special Items (pre-tax): Enhanced Employee Retirement and Other Related Costs ($77) Investigation and Other Related Costs ($77) FE Forward Cost-to-Achieve ($58) Regulatory Charges ($22) Exit of Generation ($13) Total Special Items (2) ($247) PJM Pass-Through Transmission Costs (3) ($1,068) Rider/Program Recoverable (4) ($991) Other ($8) Baseline O&M (non-GAAP) $1,280 Strategic & Financial Highlights - Published April 25, 2024 2023 GAAP to Operating (Non-GAAP) Baseline O&M Reconciliation